UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2013

NEW DAY FINANCIAL MANAGEMENT, INC.
(Exact name of Registrant as specified in charter)

55 s Valle Verde Dr., #235-106
Henderson, Nevada	89012
(Address of Principal Executive Offices)	(Zip Code)

Nevada	000-54877	27-0427276
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Registrant’s telephone number, including area code:	(702) 845-4838

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS

On January 13, 2013, Beverly Fremont submitted her resignation as Director of the Registrant.

On January 13, 2013, the Board of Directors of the Registrant appointed Marcia Hootman to fill the vacancy on the Board of Directors left by Mrs. Fremont’s departure.  Mrs. Hootman currently serves as the Registrant’s Corporate Secretary and Treasurer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW DAY FINANCIAL MANAGEMENT, INC.
(Registrant)

Signature	Title	Date

/s/ Karen Mannix	President and CEO	January 14, 2013
Karen Mannix

/s/ Marcia Hootman	Secretary	January 14, 2013
Marcia Hootman

/s/ Marcia Hootman	Chief Financial Officer	January 14, 2013
Marcia Hootman

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